Draft 09/10/97


                              LETTER OF TRANSMITTAL
                                       for
       Offer for all Outstanding 9-7/8% Senior Subordinated Notes Due 2007
             in Exchange for up to $150,000,000 principal amount of
                    9-7/8% Senior Subordinated Notes Due 2007

                                       of

                                   FOAMEX L.P.
                                       and
                           FOAMEX CAPITAL CORPORATION
                           Pursuant to the Prospectus
                            Dated ____________, 1997

-------------------------------------------------------------------------------

  THE EXCHANGE OFFER WILL EXPIRE AT MIDNIGHT, NEW YORK CITY TIME, ON _____________, 1997, UNLESS EXTENDED OR TERMINATED (THE "EXPIRATION DATE").
-------------------------------------------------------------------------------

                  The Exchange Agent for the Exchange Offer is:

                              THE BANK OF NEW YORK

By Hand Or Overnight Delivery:             Facsimile Transmissions:          By Registered Or Certified Mail:
                                         (Eligible Institutions Only)

The Bank of New York                          (212) 815-6339                      The Bank of New York
101 Barclay Street, Ground Level                                                  101 Barclay Street, 7E
Corporate Trust Services Window            To Confirm by Telephone                New York, New York 10286
New York, New York  10286                  or for Information Call:               Attention: Denise Robinson
Attention:  Denise Robinson                   (212) 815-2791                                  Reorganization Section
            Reorganization Section


     Delivery of this Letter of Transmittal (the "Letter of Transmittal") to an address, or transmission via facsimile to a number, other than as set forth above, will not constitute a valid tender of 9-7/8% Senior Subordinated Notes due 2007 (the "Old Notes").

     The Instructions contained herein should be read carefully before this Letter of Transmittal is completed and signed.

     This Letter of Transmittal is to be used by registered holders of Old Notes ("Holders") if: (i) certificates representing Old Notes are to be physically delivered to the Exchange Agent by such Holders; (ii) tender of Old Notes is to be made by book-entry transfer to the Exchange Agent's account at The Depositary Trust Company ("DTC" or the "Book-Entry Transfer Facility") pursuant to the procedures set forth in the Prospectus, dated ________, 1997 (as the same may be amended from time to time, the "Prospectus") under the caption "The Exchange Offer -- Book-Entry Transfer" by any financial institution that is a participant in DTC and whose name appears on a security position listing as the owner of Old Notes or (iii) delivery of Old Notes is to be made according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures," and, in each case, instructions are not being transmitted through the DTC Automated Tender Program ("ATOP"). Delivery of documents to the Book-Entry Transfer Facility in accordance with such Book-Entry Transfer Facility's procedures does not constitute delivery to the Exchange Agent.

     In order to properly complete this Letter of Transmittal, a Holder must (i) complete the box entitled "Description of Old Notes", (ii) check one of the three boxes relating to the delivery of Old Notes and complete the box entitled "Method of Delivery", (iii) sign this Letter of Transmittal by completing the box entitled "Please Sign Here", (iv) if appropriate, check and complete the boxes relating to the "Special Payment Instructions" and "Special Delivery Instructions", and (v) complete the Substitute Form W-9. Each Holder should carefully read the detailed Instructions below prior to the completing this Letter of Transmittal. See "The Exchange Offer -- Procedures For Tendering" in the Prospectus.

     Holders of Old Notes that are tendering by book-entry transfer to the Exchange Agent's account at DTC can execute the tender through ATOP for which the transaction will be eligible. DTC participants that are accepting the Exchange Offer should transmit their acceptance to DTC, which will edit and verify the acceptance and execute a book-entry delivery to the Exchange Agent's account at DTC. DTC will then send an Agent's Message to the Exchange Agent for its acceptance. Delivery of the Agent's Message by DTC will satisfy the terms of the Exchange Offer as to execution and delivery of a Letter of Transmittal by the participant identified in the Agent's Message. DTC participants may also accept the Exchange Offer by submitting a Notice of Guaranteed Delivery through ATOP.

     If Holders desire to tender Old Notes pursuant to the Exchange Offer and
(i) certificates representing such Old Notes are not lost but are not immediately available, (ii) time will not permit this Letter of Transmittal, certificates representing such Holder's Old Notes and all other required documents to reach the Exchange Agent prior to the Expiration Date, or (iii) the procedures for book-entry transfer cannot be completed prior to the Expiration Date, such Holders may effect a tender of such Old Notes in accordance with the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures." See Instruction 2 below.

     A Holder having Old Notes registered in the name of a broker, dealer, commercial bank, trust company or other nominee must contact such broker, dealer, commercial bank, trust company or other nominee if they desire to accept the Exchange Offer with respect to the Old Notes so registered.

     THE EXCHANGE OFFER IS NOT BEING MADE TO (NOR WILL TENDERS OF OLD NOTES BE ACCEPTED FROM OR ON BEHALF OF) HOLDERS IN ANY JURISDICTION IN WHICH THE MAKING OR ACCEPTANCE OF THE EXCHANGE OFFER WOULD NOT BE IN COMPLIANCE WITH THE LAWS OF SUCH JURISDICTION.

     All capitalized terms used herein and not defined herein shall have the meaning ascribed to them in the Prospectus.

     Your bank or broker can assist you in completing this form. The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Prospectus, this Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Exchange Agent, whose address and telephone number appear on the front cover of this Letter of Transmittal. See Instruction 11 below.

--------------------------------------------------------------------------------
                               METHOD OF DELIVERY
--------------------------------------------------------------------------------
[ ] CHECK HERE IF CERTIFICATES FOR TENDERED OLD NOTES ARE BEING DELIVERED HEREWITH.

[ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE
        AGENT WITH A BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

        Name of Tendering Institution:________________________________

        Account Number: ______                  Transaction Code Number: _______

[ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT PURSUANT TO INSTRUCTION 2 BELOW AND COMPLETE THE FOLLOWING:

        Name of Registered Holder(s): __________________________________________
        Window Ticket No. (if any):_____________________________________________
        Date of Execution of Notice of Guaranteed Delivery: ____________________ Name of Eligible Institution that Guaranteed Delivery: _________________ If Delivered by Book-Entry Transfer (yes or no): _______________________

        Account Number:__________              Transaction Code Number: ________
--------------------------------------------------------------------------------

     List below the Old Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, list the certificate numbers and principal amounts on a separately signed schedule and affix the schedule to this Letter of Transmittal.



-------------------------------------------------------------------------------------------------------------------------------
                                              DESCRIPTION OF OLD NOTES
-------------------------------------------------------------------------------------------------------------------------------
                                                                               Aggregate
   Name(s) and Address(es) of Holder(s)               Certificate           Principal Amount            Principal Amount
        (Please fill in, if blank)                      Numbers*              Represented**                 Tendered
------------------------------------------------------------------------ ------------------------ -----------------------------
                                                 ----------------------- ------------------------ -----------------------------
                                                 ----------------------- ------------------------ -----------------------------
                                                 ----------------------- ------------------------ -----------------------------
                                                 ----------------------- ------------------------ -----------------------------
                                                 ----------------------- ------------------------ -----------------------------
                                                 ----------------------- ------------------------ -----------------------------
                                                 ----------------------- ------------------------ -----------------------------
                                                 ----------------------- ------------------------ -----------------------------
                                                 ----------------------- ------------------------ -----------------------------
                                                 ----------------------- ------------------------ -----------------------------
                                                 ----------------------- ------------------------ -----------------------------
                                                 ----------------------- ------------------------ -----------------------------
                                                 ----------------------- ------------------------ -----------------------------
                                                 ----------------------- ------------------------ -----------------------------
                                                 ----------------------- ------------------------ -----------------------------
                                                 ----------------------- ------------------------ -----------------------------
                                                    Total Principal
                                                  Amount of Old Notes
------------------------------------------------------------------------ ------------------------ -----------------------------

    *    Need not be completed by Holders tendering by book-entry transfer (see below).
   **    Unless otherwise indicated in the column labeled "Principal Amount Tendered" and subject to the terms and conditions of the Prospectus, a Holder will be deemed to have tendered the entire aggregate principal amount represented by the Old Notes indicated in the column labeled "Aggregate Principal Amount Represented." See
         Instruction 3.
------------------------------------------------------------------------------------------------------------------------------------

                     NOTE: SIGNATURES MUST BE PROVIDED BELOW
               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     By execution hereof, the undersigned acknowledges receipt of the Prospectus, dated _________, 1997 (as the same may be amended from time to time, the "Prospectus" and, together with the Letter of Transmittal, the "Exchange Offer"), of Foamex L.P., a Delaware limited partnership (the "Company"), and Foamex Capital Corporation, a Delaware corporation ("FCC" and, together with the Company, the "Issuers"), and this Letter of Transmittal and instructions hereto, which together constitute Issuers' offer to exchange $1,000 principal amount of the 9-7/8% Senior Subordinated Old Notes due 2007 (the "New Notes") of the Issuers, upon the terms and subject to the conditions set forth in the Exchange Offer, for each $1,000 principal amount of their outstanding 9-7/8% Senior Subordinated Old Notes due 2007 (the "Old Notes").

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Issuers the principal amount of Old Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered herewith, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Issuers all right, title and interest in and to such Old Notes. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of the Issuers) with respect to such Old Notes with full power of substitution (such power-of-attorney being deemed to be an irrevocable power coupled with an interest) to (i) present such Old Notes and all evidences of transfer and authenticity to, or transfer ownership of, such Old Notes on the account books maintained by the Book-Entry Transfer Facility to, or upon the order of, the Issuers, (ii) present such Old Notes for transfer of ownership on the books of the Company or the trustee under the Indenture (the "Trustee"), and
(iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Old Notes, all in accordance with the terms of and conditions of the Exchange Offer as described in the Prospectus.

     The undersigned represents and warrants that it has full power and authority to tender, exchange, assign and transfer the Old Notes tendered hereby and to acquire New Notes issuable upon the exchange of such tendered Old Notes, and that, when the same are accepted for exchange, the Issuers will acquire good and unencumbered title to the tendered Old Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Issuers to be necessary or desirable to complete the exchange, assignment and transfer of the Old Notes tendered hereby or transfer ownership of such Old Notes on the account books maintained by the book-entry transfer facility.

     The Exchange Offer is subject to certain conditions as set forth in the Prospectus under the caption "The Exchange Offer -- Conditions." The undersigned recognizes that as a result of these conditions (which may be waived by the Issuers, in whole or in part, in the sole discretion of the Issuers), as more particularly set forth in the Prospectus, the Issuers may not be required to exchange any of the Old Notes tendered hereby and, in such event, the Old Notes not exchanged will be returned to the undersigned at the address shown above.

     THE EXCHANGE OFFER IS NOT BEING MADE TO ANY BROKER-DEALER WHO PURCHASED OLD NOTES DIRECTLY FROM THE ISSUERS FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT OR TO ANY PERSON THAT IS AN "AFFILIATE" OF THE ISSUERS WITHIN THE MEANING OF RULE 405 UNDER THE SECURITIES ACT. THE UNDERSIGNED UNDERSTANDS AND AGREES THAT THE ISSUERS RESERVE THE RIGHT NOT TO ACCEPT TENDERED OLD NOTES FROM ANY TENDERING HOLDER IF THE ISSUERS DETERMINE, IN THEIR SOLE AND ABSOLUTE DISCRETION, THAT SUCH ACCEPTANCE COULD RESULT IN A VIOLATION OF APPLICABLE SECURITIES LAWS.

     The undersigned, if the undersigned is a beneficial holder, represents, or, if the undersigned is a broker, dealer, commercial bank, trust company or other nominee, represents that it has received representations from the beneficial owners of the Old Notes (the "Beneficial Owner") stating that (i) the New Notes to be acquired in connection with the Exchange Offer by the Holder and each Beneficial Owner of the Old Notes are being acquired by the Holder and each such Beneficial Owner in the ordinary course of business of the Holder and each such Beneficial Owner, (ii) the Holder and each such Beneficial Owner are not participating, do not intend to participate, and have no arrangement or understanding with any person to participate, in the distribution of the New Notes, (iii) the Holder and each Beneficial Owner acknowledge and agree that any person participating in the Exchange Offer for the purpose of distributing the New Notes must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the New Notes acquired by such person and cannot rely on the position of the staff of the Commission set forth in no-action letters that are discussed in the Prospectus under the caption "The Exchange Offer -- Purpose and Effect of the Exchange Offer," (iv) that if the Holder is a broker-dealer that acquired Old Notes as a result of market-making or other trading activities, it will deliver a prospectus in connection with any resale of New Notes acquired in the Exchange Offer, (v) the Holder and each such Beneficial Owner understand that a secondary resale transaction described in clause (iii) above should be covered by an effective registration statement containing the selling security holder information required by Item 507 of Regulation S-K of the Securities Act and
(vi) neither the Holder nor any such Beneficial Owner is an "affiliate," as defined under Rule 405 of the Securities Act, of the Issuers or is a broker-dealer who purchased Old Notes directly from the Issuers for resale pursuant to Rule 144A under the Securities Act.

     In addition, if the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

     EACH BROKER-DEALER WHO ACQUIRED OLD NOTES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER"), BY TENDERING SUCH OLD NOTES AND EXECUTING THIS LETTER OF TRANSMITTAL, AGREES THAT, UPON RECEIPT OF NOTICE FROM THE ISSUERS OF THE OCCURRENCE OF ANY EVENT OR THE DISCOVERY OF ANY FACT WHICH MAKES ANY STATEMENT CONTAINED OR INCORPORATED BY REFERENCE IN THE PROSPECTUS UNTRUE IN ANY MATERIAL RESPECT OR WHICH CAUSES THE PROSPECTUS TO OMIT TO A STATE A MATERIAL FACT NECESSARY IN ORDER TO MAKE THE STATEMENTS CONTAINED OR INCORPORATED BY REFERENCE THEREIN, IN LIGHT OF THE CIRCUMSTANCES UNDER WHICH THEY WERE MADE, NOT MISLEADING OR OF THE OCCURRENCE OR CERTAIN OTHER EVENTS SPECIFIED IN THE REGISTRATION RIGHTS AGREEMENT, SUCH PARTICIPATING BROKER-DEALER WILL SUSPEND THE SALE OF NEW NOTES PURSUANT OT THE PROSPECTUS UNTIL THE ISSUERS HAVE AMENDED OR SUPPLEMENTED THE PROSPECTUS TO CORRECT SUCH MISSTATEMENT OR OMISSION AND HAVE FURNISHED COPIES OF THE AMENDED OR SUPPLEMENTED PROSPECTUS TO THE PARTICIPATING BROKER-DEALER OR THE ISSUERS HAVE GIVEN NOTICE THAT THE SALE OF THE NEW NOTES MAY BE RESUMED, AS THE CASE MAY BE.

     The undersigned understands that tenders of the Old Notes pursuant to any one of the procedures described under "The Exchange Offer -- Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Issuers in accordance with the terms and subject to the conditions of the Exchange Offer. All authority herein conferred or agreed to be conferred by this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the heirs, legal representatives, successors and assigns, executors, administrators and trustees in bankruptcy of the undersigned and shall survive the death or incapacity of the undersigned. Tendered Old Notes may be withdrawn at any time prior to 5:00 p.m. on the Expiration Date in accordance with the terms of the Exchange Offer.

     The undersigned understands that by tendering Old Notes pursuant to one of the procedures described under "The Exchange Offer -- Procedures for Tendering" in the Prospectus and the instructions hereto, the tendering holder will be deemed to have waived the right to receive any payment in respect of interest on the Old Notes accrued up to the date of issuance of the New Notes.

     The undersigned also understands and acknowledges that the Issuers reserve the right in their sole discretion to purchase or make offers for any Old Notes that remain outstanding subsequent to the Expiration Date in the open market, in privately negotiated transactions, through subsequent exchange offers or otherwise. The terms of any such purchases or offers could differ from the terms of the Exchange Offer.

     The undersigned understands that the delivery and surrender of the Old Notes is not effective, and the risk of loss of the Old Notes does not pass to the Exchange Agent, until receipt by the Exchange Agent of this Letter of Transmittal, or a manually signed facsimile hereof, properly completed and duly executed, with any required signature guarantees, together with all accompanying evidences of authority and any other required documents in form satisfactory to the Issuers. All questions as to form of all documents and the validity (including time of receipt) and acceptance of tenders and withdrawals of Old Notes will be determined by the Issuers, in their sole discretion, which determination shall be final and binding.

         Unless otherwise indicated herein under "Special Payment Instructions," the undersigned hereby requests that any Old Notes representing principal amounts not tendered or not accepted for exchange be issued in the name(s) of the undersigned (and in the case of Old Notes delivered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility), and certificates for New Notes be issued to the order of the undersigned. Similarly, unless otherwise indicated herein under "Special Delivery Instructions," the undersigned hereby requests that any Old Notes representing principal amounts not tendered or not accepted for exchange and certificates for New Notes be delivered to the undersigned at the address(es) shown above. In the event that the "Special Payment Instructions" box or the "Special Delivery Instructions" box is, or both are, completed, the undersigned hereby requests that any Old Notes representing principal amounts not tendered or not accepted for exchange be issued in the name(s) of, certificates for such Old Notes be delivered to, and certificates for New Notes be issued in the name(s) of, and be delivered to, the person(s) at the address(es) so indicated, as applicable. The undersigned recognizes that the Issuers have no obligation pursuant to the "Special Payment Instructions" box or "Special Delivery Instructions" box to transfer any Old Notes from the name of the registered Holder(s) thereof if the Issuers do not accept for exchange any of the principal amount of such Old Notes so tendered.

--------------------------------------------------------------------------------
                                PLEASE SIGN HERE
                  (To Be Completed By All Holders of Old Notes
    Regardless of Whether Old Notes Are Being Physically Delivered Herewith)

     This Letter of Transmittal must be signed by the Holder(s) of Old Notes exactly as their name(s) appear(s) on certificate(s) for Old Notes or, if delivered by a participant in the Book-Entry Transfer Facility, exactly as such participant's name appears on a security position listing as the owner of Old Notes, or by person(s) authorized to become Holder(s) by endorsements and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to the Issuers of such person's authority to so act. See Instruction 4 below.

     If the signature appearing below is not of the record holder(s) of the Old Notes, then the record holder(s) must sign a valid bond power.

X_______________________________________________________________________________


X_______________________________________________________________________________
          Signature(s) of Registered Holder(s) or Authorized Signatory

Date: ____________________________________________________________________, 1997

Name(s): _______________________________________________________________________
                                 (Please Print)

Capacity:_______________________________________________________________________

Address: _______________________________________________________________________


________________________________________________________________________________
                              (Including Zip Code)

Area Code and Telephone No.: ___________________________________________________
                             PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN


[ ] CHECK HERE IF YOU ARE A BROKER DEALER WHO ACQUIRED THE OLD NOTES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES AND WISH TO RECEIVE ADDITIONAL COPIES OF THE PROSPECTUS AND COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

      Name: ____________________________________________________________________
      Address:__________________________________________________________________


             MEDALLION SIGNATURE GUARANTEE (See Instruction 4 below) Certain Signatures Must Be Guaranteed by an Eligible Institution

________________________________________________________________________________
             (Name of Eligible Institution Guaranteeing Signatures)

________________________________________________________________________________
               (Address (including zip code) and Telephone Number
                         (including area code) of Firm)

________________________________________________________________________________
                             (Authorized Signature)

________________________________________________________________________________
                                 (Printed Name)

________________________________________________________________________________
                                     (Title)

Dated: ___________________________________________________________________, 1997

--------------------------------------------------------------------------------

--------------------------------------   ---------------------------------------
    SPECIAL PAYMENT INSTRUCTIONS                SPECIAL DELIVERY INSTRUCTIONS
  (See Instructions 3, 4, 5 and 7)                (See Instructions 4 and 5)

     To be completed ONLY if                      To be completed ONLY if
certificates for Old Notes in a              certificates for Old Notes in a
principal amount not tendered or             principal amount not accepted for
not accepted for exchange are to be          exchange or certificates for New
issued in the name of, or                    Notes are to be sent to someone
certificates for New Notes are to            other than the person or persons
be issued to the order of, someone           whose signature(s) appear(s) within
other than the person or persons             this Letter of Transmittal or to an
whose signature(s) appear(s) within          address different from that shown
this Letter of Transmittal.                  in the box entitled "Description of
                                             Old Notes" within the Letter of
Issue:   [ ] Old Notes                       Transmittal.
         [ ] New Notes
         (check as applicable                Issue:   [ ] Old Notes
                                                      [ ] New Notes
Name:                                                 (check as applicable
     ------------------------------
          (Please Print)                     Name:
                                                  ------------------------------
Address:                                               (Please Print)
        ---------------------------
                                             Address:
                                                     ---------------------------
-----------------------------------
            (Zip Code)
                                             -----------------------------------
-----------------------------------                      (Zip Code)
       (Tax Identification or
      Social Security Number)
  (See Substitute Form W-9 herein)


   Credit Old Notes not exchanged
and delivered by book entry
transfer to the Book Entry Transfer
Facility account set below:


-----------------------------------
   (Book Entry Transfer Facility
          Account Number)


   Credit New Notes to the Book
Entry Transfer Facility account set
below:


-----------------------------------
   (Book Entry Transfer Facility
          Account Number)

--------------------------------------   ---------------------------------------

                                  INSTRUCTIONS
         Forming Part of the Terms and Conditions of the Exchange Offer

1. Delivery of this Letter of Transmittal and Certificates for Old Notes or Book-Entry Confirmations; Withdrawal of Tenders.

      To tender Old Notes in the Exchange Offer, physical delivery of certificates for Old Notes or a confirmation of any book-entry transfer into the Exchange Agent's account with a Book-Entry Transfer Facility of Old Notes tendered electronically, as well as a properly completed and duly executed copy or manually signed facsimile of this Letter of Transmittal, or in the case of a book-entry transfer, an Agent's Message, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein prior to the Expiration Date. Tenders of Old Notes in the Exchange Offer may be made prior to the Expiration Date in the manner described in the preceding sentence and otherwise in compliance with this Letter of Transmittal. THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, CERTIFICATES FOR OLD NOTES AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT, INCLUDING DELIVERY THROUGH DTC AND ANY ACCEPTANCE OF AN AGENT'S MESSAGE TRANSMITTED THROUGH ATOP, IS AT THE ELECTION AND RISK OF THE HOLDER TENDERING OLD NOTES. IF SUCH DELIVERY IS MADE BY MAIL, IT IS SUGGESTED THAT THE HOLDER USE PROPERLY INSURED, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED AND THAT SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE TIMELY DELIVERY. NO ALTERNATIVE, CONDITIONAL OR CONTINGENT TENDERS OF OLD NOTES WILL BE ACCEPTED. Except as otherwise provided below, the delivery will be made when actually received by the Exchange Agent. This Letter of Transmittal, certificates for the Old Notes, and any other required documents should be sent only to the Exchange Agent, not to the Company, the Trustee, or to DTC.

      Old Notes tendered pursuant to the Exchange Offer may be withdrawn at any time prior to 5:00 p.m. New York time on the Expiration Date. In order to be valid, notice of withdrawal of tendered Old Notes must comply with the requirements set forth in the Prospectus under the caption "The Exchange Offer -- Withdrawal of Tenders."

2.    Guaranteed Delivery Procedures.

      If Holders desire to tender Old Notes pursuant to the Exchange Offer and
(i) certificates representing such Old Notes are not lost but are not immediately available, (ii) time will not permit this Letter of Transmittal, certificates representing such Holder's Old Notes and all other required documents to reach the Exchange Agent prior to the Expiration Date, or (iii) the procedures for book-entry transfer cannot be completed prior to the Expiration Date, such Holders may effect a tender of Old Notes in accordance with the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures."

            Pursuant to the guaranteed delivery procedures:

            (i)   such tender must be made by or through an Eligible
                  Institution;

            (ii) prior to the Expiration Date, the Exchange Agent must have received from such Eligible Institution, at one of the addresses set forth on the cover of this Letter of Transmittal, a properly completed and validly executed Notice of Guaranteed Delivery (by manually signed facsimile transmission, mail or hand delivery) in substantially the form provided with the Prospectus, setting forth the name(s) and address(es) of the registered Holder(s) and the principal amount of Old Notes being tendered and stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange ("NYSE") trading days from the date of the Notice of Guaranteed Delivery, the Letter of Transmittal (or a manually signed facsimile thereof), properly completed and duly executed, or, in the case of a book-entry transfer, an Agent's Message, together with certificates representing the Old Notes (or confirmation of book-entry transfer of such Old Notes into the Exchange Agent's account at a Book-Entry Transfer Facility), and any other documents required by this Letter of Transmittal and the instructions thereto, will be deposited by such Eligible Institution with the Exchange Agent; and

            (iii) this Letter of Transmittal (or a manually signed facsimile thereof), properly completed and validly executed with any required signature guarantees, or, in the case of a book-entry transfer, an Agent's Message, together with certificates for all Old Notes in proper form for transfer (or a Book-Entry Confirmation with respect to all tendered Old Notes), and any other required documents must be received by the Exchange Agent within three NYSE trading days after the date of such Notice of Guaranteed Delivery.

3.    Partial Tenders.

      If less than the entire principal amount of any Old Notes evidenced by a submitted certificate is tendered, the tendering Holder must fill in the principal amount tendered in the last column of the box entitled "Description of Old Notes" herein. The entire principal amount represented by the certificates for all Old Notes delivered to the Exchange Agent will be deemed to have been tendered, unless otherwise indicated. The entire principal amount of all Old Notes not tendered or not accepted for exchange will be sent (or, if tendered by book-entry transfer, returned by credit to the account at the Book-Entry Transfer Facility designated herein) to the Holder unless otherwise provided in the "Special Payment Instructions" or "Special Delivery Instructions" boxes of this Letter of Transmittal.

4. Signatures on this Letter of Transmittal, Bond Powers and Endorsements; Guarantee of Signatures.

      If this Letter of Transmittal is signed by the Holder(s) of the Old Notes tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in one of the Book-Entry Transfer Facilities whose name is shown as the owner of the Old Notes tendered hereby, the signature must correspond with the name shown on the security position listing as the owner of the Old Notes.

      If any of the Old Notes tendered hereby are registered in the name of two or more Holders, all such Holders must sign this Letter of Transmittal. If any tendered Old Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary accompanying documents as there are different names in which certificates are held.

      If this Letter of Transmittal or any certificates for Old Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Issuers of their authority so to act must be submitted with this Letter of Transmittal.

      IF THIS LETTER OF TRANSMITTAL IS EXECUTED BY A PERSON OR ENTITY WHO IS NOT THE REGISTERED HOLDER, THEN THE REGISTERED HOLDER MUST SIGN A VALID BOND POWER, WITH THE SIGNATURE OF SUCH REGISTERED HOLDER GUARANTEED BY A PARTICIPANT IN A RECOGNIZED MEDALLION SIGNATURE PROGRAM (A "MEDALLION SIGNATURE GUARANTOR").

      No signature guarantee is required if (i) this Letter of Transmittal is signed by the registered Holder(s) of the Old Notes tendered herewith (or by a participant in one of the Book-Entry Transfer Facilities whose name appears on a security position listing as the owner of Old Notes) and certificates for New Notes or for any Old Notes for principal amounts not tendered or not accepted for exchange are to be issued, directly to such Holder(s) or, if tendered by a participant in one of the Book-Entry Transfer Facilities, any Old Notes for principal amounts not tendered or not accepted for exchange are to be credited to such participant's account at such Book-Entry Transfer Facility and neither the "Special Payment Instructions" box nor the "Special Delivery Instructions" box of this Letter of Transmittal has been completed or (ii) such Old Notes are tendered for the account of an Eligible Institution. IN ALL OTHER CASES, ALL SIGNATURES ON LETTERS OF TRANSMITTAL ACCOMPANYING OLD NOTES MUST BE GUARANTEED BY A MEDALLION SIGNATURE GUARANTOR. In all such other cases (including if this Letter of Transmittal is not signed by the Holder), the Holder must either properly endorse the certificates for Old Notes tendered or transmit a separate properly completed bond power with this Letter of Transmittal (in either case, executed exactly as the name(s) of the registered Holder(s) appear(s) on such Old Notes, and, with respect to a participant in a Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Old Notes, exactly as the name(s) of the participant(s) appear(s) on such security position listing), with the signature on the endorsement or bond power guaranteed by a Medallion Signature Guarantor, unless such certificates or bond powers are executed by an Eligible Institution.

      Endorsements on certificates for Old Notes, signatures on bond powers provided in accordance with this Instruction 4 by registered Holders not executing this Letter of Transmittal must be guaranteed by a Medallion Signature Guarantor.

5.    Special Payment and Special Delivery Instructions.

      Tendering Holders should indicate in the applicable box or boxes the name and address to which Old Notes for principal amounts not tendered or not accepted for exchange or certificates for New Notes, if applicable, are to be sent or issued, if different from the name and address of the Holder signing this Letter of Transmittal. In the case of payment to a different name, the taxpayer identification or social security number of the person named must also be indicated. If no instructions are given, Old Notes not tendered or not accepted for exchange will be returned, and certificates for New Notes will be sent, to the Holder of the Old Notes tendered.

6.    Taxpayer Identification Number.

      Each tendering Holder is required to provide the Exchange Agent with the Holder's social security or Federal employer identification number, on Substitute Form W-9, which is provided under "Important Tax Information" below, or alternatively, to establish another basis for exemption from backup withholding. A Holder must cross out item (2) in the Certification box in Part III on Substitute Form W-9 if such Holder is subject to backup withholding. Failure to provide the information on the form may subject such Holder to 31% Federal backup withholding tax on any payment made to the Holder with respect to the Exchange Offer. The box in Part I of the form should be checked if the tendering or consenting Holder has not been issued a Taxpayer Identification Number ("TIN") and has either applied for a TIN or intends to apply for a TIN in the near future. If the box in Part I is checked the Holder should also sign the attached Certification of Awaiting Taxpayer Identification Number. If the Exchange Agent is not provided with a TIN within 60 days thereafter, the Exchange Agent will withhold 31% on all such payments of the New Notes until a TIN is provided to the Exchange Agent.

7.    Transfer Taxes.

      The Issuers will pay all transfer taxes applicable to the exchange and transfer of Old Notes pursuant to the Exchange Offer, except if (i) deliveries of certificates for Old Notes for principal amounts not tendered or not accepted for exchange are registered or issued in the name of any person other than the Holder of Old Notes tendered thereby, (ii) tendered certificates are registered in the name of any person other than the person signing this Letter of Transmittal or (iii) a transfer tax is imposed for any reason other than the transfer and sale of Old Notes to the Company or its order pursuant to the Exchange Offer. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be deducted from any payment made to such tendering Holder.

8.    Irregularities.

      All questions as to the form of all documents and the validity (including time of receipt) and acceptance of all tenders and withdrawals of Old Notes will be determined by the Issuers, in their sole discretion, which determination shall be final and binding. Alternative, conditional or contingent tenders of Old Notes will not be considered valid. The Issuers reserve the absolute right to reject any and all tenders of Old Notes that are not in proper form or the acceptance of which, in the Issuers' opinion, would be unlawful. The Issuers also reserve the right to waive any defects, irregularities or conditions of tender as to particular Old Notes. The Issuers' interpretations of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding. Any defect or irregularity in connection with tenders of Old Notes must be cured within such time as the Issuers determine, unless waived by the Issuers. Tenders of Old shall not be deemed to have been made until all defects or irregularities have been waived by the Issuers or cured. A defective tender (which defect is not waived by the Issuers or cured by the Holder) will not constitute a valid tender of Old Notes and will not entitle the Holder to New Notes. Neither of the Issuers, the Trustee, the Exchange Agent, nor any other person will be under any duty to give notice of any defect or irregularity in any tender or withdrawal of any Old Notes, or incur any liability to Holders for failure to give any such notice.

9.    Waiver of Conditions.

      The Issuers reserve the right, in their sole discretion, to amend or waive any of the conditions to the Exchange Offer.

10.   Mutilated, Lost, Stolen or Destroyed Certificates for Old Notes.

      Any Holder whose certificates for Old Notes have been mutilated, lost, stolen or destroyed should write to or telephone the Trustee at the address or telephone number set forth on the cover of this Letter of Transmittal for the Exchange Agent.

11.   Requests for Assistance or Additional Copies.

      Questions relating to the procedure for tendering Old Notes and requests for assistance or additional copies of the Prospectus, this Letter of Transmittal, the Notice of Guaranteed Delivery and other documents may be directed to the Exchange Agent, whose address and telephone number appear above.

                            IMPORTANT TAX INFORMATION

      Under federal income tax laws, a Holder who tenders Old Notes prior to receipt of the New Notes is required to provide the Exchange Agent with such Holder's correct TIN on the Substitute Form W-9 below or otherwise establish a basis for exemption from backup withholding. If such Holder is an individual, the TIN is his or her social security number. If the Exchange Agent is not provided with the correct TIN, a $50 penalty may be imposed by the Internal Revenue Service ("IRS") and payments, including any New Notes, made to such Holder with respect to Old Notes exchanged pursuant to the Exchange Offer may be subject to backup withholding.

      Certain Holders (including, among others, all corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements. Exempt Holders should indicate their exempt status on the Substitute Form W-9. A foreign person may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed IRS Form W-8, signed under penalties of perjury, attesting to that Holder's exempt status. A Form W-8 can be obtained from the Exchange Agent. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions. Holders are urged to consult their own tax advisors to determine whether they are exempt.

      If backup withholding applies, the Exchange Agent is required to withhold 31% of any payments made to the Holder or other payee. Backup withholding is not an additional Federal income tax. Rather, the Federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

Purpose of Substitute Form W-9

      To prevent backup withholding on payments, including any New Notes, made with respect to Old Notes exchanged pursuant to the Exchange Offer, the Holder is required to provide the Exchange Agent with (i) the Holder's correct TIN by completing the form below, certifying that the TIN provided on the Substitute Form W-9 is correct (or that such Holder is awaiting a TIN) and that (A) such Holder is exempt from backup withholding, (B) the Holder has not been notified by the IRS that the Holder is subject to backup withholding as a result of failure to report all interest or dividends or (C) the IRS has notified the Holder that the Holder is no longer subject to backup withholding and (ii) if applicable, an adequate basis for exemption.

What Number to Give the Exchange Agent

      The Holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered Holder. If the Old Notes are held in more than one name or are held not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

                              SUBSTITUTE FORM W-9
          Request for Taxpayer Identification Number and Certification

                           PAYOR'S NAME: FOAMEX L.P.

--------------------------------------------------------------------------------
PAYEE INFORMATION
(Please print or type)
Individual or business name (if joint account, list first and circle the name of person or entity whose number you furnish in Part 1 below):
--------------------------------------------------------------------------------
Check appropriate box:   [_] Individual/Sole proprietor  [_] Corporation
                         [_] Partnership                 [_] Other _____________
--------------------------------------------------------------------------------
Address (number, street, and apt. or suite no.):________________________________
--------------------------------------------------------------------------------
City, state, and ZIP code:______________________________________________________
--------------------------------------------------------------------------------
PART I Taxpayer Identification Number ("TIN")    |   PART II Payees Exempt from
Enter your TIN below. For individuals, this is   |   Backup Withholding
your social secial security number. For other    |
entities, it is your employer identification     |
number. Refer to the chart on page 1 of the      |   Check box (See page 2 of
Guidelines for Certification of Taxpayer         |   the Guidelines for further
Identification Number on Substitute Form W-9     |   clarification. Even if
(the "Guidelines") for further clarification.    |   you are exempt from backup
If you do not have a TIN, see instructions on    |   withholding, you should
how to obtain a TIN on page 2 of the             |   still complete and sign the
Guidelines, check the appropriate box below      |   certification below):
indicating that you have applied for a TIN and,  |
in addition to the Part III Certification, sign  |          [_] EXEMPT
the attached Certification of Awaiting Taxpayer  |
Identification Number.                           |
                                                 |
Social security number:                          |
                                                 |
[_] [_] [_] - [_] [_] - [_] [_] [_] [_]          |
                                                 |
                                [_] Applied For  |
                                                 |
Employer identification number:                  |
                                                 |
[_] [_] - [_] [_] [_] [_] [_] [_] [_]            |
                                                 |
--------------------------------------------------------------------------------
PART III Certification

Certification Instructions: You must cross out item 2 below if you have been notified by the Internal Revenue Service (the "IRS") that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return (See page 2 of the Guidelines for further clarification).

Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

Signature_________________________________      Date____________________________

--------------------------------------------------------------------------------

    NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENT MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" FOR ADDITIONAL
    DETAILS:

          YOU MUST COMPLETE THE FOLLOWING CERTIFICATION IF YOU CHECKED
             THE BOX "APPLIED FOR" IN PART I OF SUBSTITUTE FORM W-9

         --------------------------------------------------------------
        |   CERTIFICATION OF AWAITING TAXPAYER IDENTIFICATION NUMBER   |
        |                                                              |
        | I certify, under penalties of perjury, that a TIN has not | | been issued to me, and either (a) I have mailed or delivered | | an application to receive a TIN to the appropriate IRS | | Service Center of Social Security Administration Office, or | | (b) I intend to mail or deliver an application in the near | | future. I understand that I must provide a TIN to the payor | | within 60 days of submitting this Substitute Form W-9 and | | that if I do not provide a TIN to the payor within 60 days, | | the payor is required to withhold 31% of all reportable | | payments thereafter to me until I furnish the payor with a |
        | TIN.                                                         |
        |                                                              |
        |                                                              |
        |                Signature______________________               |
        |                                                              |
        |                                                              |
        |                                                              |
        |                Date_______________                           |
        |                                                              |
         ---------------------------------------------------------------